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                                                                    Exhibit 99.2

             CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Illinois Power Company ("Illinois Power") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the "SEC") on August 14, 2002 (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge and upon a review of the Report, that:

    (1) The Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Illinois Power as of the dates and for periods presented as required by such Report.

    The undersigned did not serve as chief financial officer of Illinois Power during a substantial portion of the period covered by the Report. This certification is qualified by the foregoing and is based upon, among other things, the undersigned's responsibilities as chief financial officer, his own due diligence and representations made by certain members of Illinois Power's senior management.

/s/ Louis J. Dorey
----------------------------------
Louis J. Dorey
Chief Financial Officer
August 14, 2002


    This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Illinois Power for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.